  Exhibit 10.2
AMENDMENT TO
PROMISSORY NOTE DATED
APRIL 3, 2018

This is an amendment to the $2,000,000 principal amount promissory note dated April 3, 2018 (the “Amendment”), by and among Brekford Traffic Safety, Inc., a Delaware corporation, and Novume Solutions, Inc., a Delaware corporation (collectively “Borrower”), and Cedarview Opportunities Master Fund, LP, a Delaware limited partnership (“Lender”)(the “Promissory Note”).

All capitalized terms contained herein which are not otherwise defined shall have the meanings set forth in the Promissory Note.

Section 1. Amendment to Promissory Note. Section 1.1 of the Promissory Note is hereby amended to the extent of extending the Maturity Date of the Promissory Note to May 1, 2020, and, further, that if Borrower prepays the principal amount on or before May 1, 2019, Borrower shall pay to Lender all remaining interest as would be payable through May 1, 2019. If Borrower prepays the principal amount after May 1, 2019 and prior to May 1, 2020, Borrower shall pay to Lender all remaining interest as would be payable through May 1, 2020.

Section 2. In consideration for the agreement of the Lender to extend the Maturity Date, the Borrowers hereby agree to pay the Lender $62,500 within three business days of execution of the Amendment.

Section 3. Except as specifically amended hereby, the Promissory Note and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

Section 4. This Amendment shall be governed by all of the provisions contained in Section 10 of the Promissory Note.

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(Signature Pages Follow)

IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment to be duly executed by a duly authorized officer as of October 23, 2018.

BREKFORD TRAFFIC SAFETY, INC.

By: /s/ Robert A. Berman
Name: Robert A. Berman
Title: Authorized Signatory

NOVUME SOLUTIONS, INC.

By: /s/ Robert A. Berman
Name: Robert A. Berman
Title: CEO

CEDARVIEW OPPORTUNITIES MASTER FUND L.P.

By: /s/ Burton Weinstein
Name: Burton Weinstein
Title: Managing Partner